Exhibit 99.1

Contact:
Investor Relations
212-479-3195

NEWCASTLE ANNOUNCES THIRD QUARTER 2016 RESULTS

NEW YORK—(BUSINESS WIRE)—November 4, 2016—Newcastle Investment Corp. (NYSE: NCT; “Newcastle”, the “Company”) today reported the following information for the third quarter ended September 30, 2016.

THIRD QUARTER FINANCIAL HIGHLIGHTS(A)
▪	GAAP Income of $19 million, or $0.28 per basic share
▪	Core Earnings of $23 million, or $0.35 per basic share
▪	Adjusted Funds from Operations (“AFFO”) of $28 million, or $0.42 per basic share

THIRD QUARTER HIGHLIGHTS
▪
Real Estate Debt Portfolio – In the quarter, the Company monetized $120 million of principal recovery, including $110 million in repayment of a resort-related loan and $10 million from the sale of NCT CDO V bonds.

▪	American Golf – As of September 30, 2016, the Company owned, leased and managed 84 golf properties across 13 states, of which more than 75% were located in the top 20 Metropolitan Statistical Areas.

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On a same store basis, excluding managed courses, the golf business ended the third quarter with 8,890 full golf private members, an increase of 99 members over the prior year, and approximately 42,000 Players Club members for public properties, an increase of approximately 23,000 members over the prior year. Private member dues generated an additional $1 million of revenue in the quarter over the prior year, and The Players Club program generated an additional $2 million of revenue in the quarter over the prior year.

▪
Drive Shack – The Company began developing an initial site in Orlando, Florida, which is expected to open in late 2017 or early 2018. The Company also continued to advance development of Drive Shack venues and is actively working through a pipeline of sites in markets across the U.S.

▪	Cash Dividends – In October 2016, Newcastle declared a third quarter common cash dividend of $0.12 per share, or $8 million.

	3Q 2016	3Q 2015	2Q 2016
GAAP Results:
GAAP Income(B)	$19 million	$6 million	$2 million
GAAP Income per WA Basic Share(B)	$0.28	$0.10	$0.02

Non-GAAP Results:
Core Earnings(A)	$23 million	$10 million	$14 million
Core Earnings per WA Basic Share(A)	$0.35	$0.16	$0.21

AFFO(A)	$28 million	$16 million	$11 million
AFFO per WA Basic Share(A)	$0.42	$0.25	$0.16

WA:  Weighted Average

(A)	For a reconciliation of GAAP Income (as well as a definition and statement of purpose) to Core Earnings and AFFO, please refer to the Reconciliation of Core Earnings and AFFO below.

(B)
GAAP Income for 3Q 2016 includes the impact of: 1) total depreciation and amortization of $6.7 million, 2) $1.1 million of amortization of favorable or unfavorable leasehold intangibles and 3) $1.4 million of accretion on golf membership deposit liabilities. GAAP Income for 3Q 2015 includes the impact of:  1) total depreciation and amortization of $7.1 million, 2) $1.2 million of amortization of favorable or unfavorable leasehold intangibles and 3) $1.5 million of accretion on golf membership deposit liabilities. GAAP Income for 2Q 2016 includes the impact of: 1) total depreciation and amortization of $6.5 million, 2) $1.1 million of amortization of favorable or unfavorable leasehold intangibles and 3) $1.4 million of accretion on golf membership deposit liabilities.

ADDITIONAL INFORMATION
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of Newcastle’s website, www.newcastleinv.com. For consolidated investment portfolio information, please refer to the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, which are available on the Company’s website, www.newcastleinv.com.

EARNINGS CONFERENCE CALL
Newcastle’s management will host a conference call on Friday, November 4, 2016 at 9:30 A.M. Eastern Time. A copy of the earnings release will be posted to the Investor Relations section of Newcastle’s website, www.newcastleinv.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-866-393-1506 (from within the U.S.) or 1-706-634-0623 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Newcastle Third Quarter 2016 Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.newcastleinv.com. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on Friday, November 18, 2016 by dialing 1-855-859-2056 (from within the U.S.) or 1-404-537-3406 (from outside of the U.S.); please reference access code “11898313.”

Unaudited Consolidated Statements of Operations
($ in thousands, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Interest income	$32,310	$23,010	$73,770	$74,353
Interest expense	(13,138)	(14,715)	(39,089)	(48,392)
Net interest income	19,172	8,295	34,681	25,961
Impairment (Reversal)
Valuation allowance on loans	611	3,010	3,454	7,684
Other-than-temporary impairment on securities and other investments	—	427	56	9,899
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	—	23	54	(39)
Total impairment	611	3,460	3,564	17,544
Net interest income after impairment	18,561	4,835	31,117	8,417
Operating Revenues
Golf course operations	48,515	49,418	135,291	137,150
Sales of food and beverages - golf	19,913	20,035	55,086	53,991
Other golf revenue	14,734	13,411	39,427	35,352
Total operating revenues	83,162	82,864	229,804	226,493
Other Income (Loss)
Gain (loss) on settlement of investments, net	6,350	(3,168)	4,838	24,623
Gain (loss) on extinguishment of debt, net	(227)	14,878	(607)	15,367
Gain on deconsolidation	—	—	82,130	—
Other income, net	987	277	244	1,871
Total other income	7,110	11,987	86,605	41,861
Expenses
Loan and security servicing expense	32	41	70	255
Operating expenses - golf	67,027	67,984	189,131	188,359
Cost of sales - golf	8,250	8,842	23,678	24,003
General and administrative expense	3,656	3,876	10,278	9,076
Management fee to affiliate	2,676	2,675	8,027	8,017
Depreciation and amortization	6,735	7,111	19,250	20,983
Total expenses	88,376	90,529	250,434	250,693
Income from continuing operations before income tax	20,457	9,157	97,092	26,078
Income tax expense (benefit)	(38)	1,257	144	1,330
Income from continuing operations	20,495	7,900	96,948	24,748
Income from discontinued operations, net of tax	—	7	—	646
Net Income	20,495	7,907	96,948	25,394
Preferred dividends	(1,395)	(1,395)	(4,185)	(4,185)
Net (income) loss attributable to noncontrolling interests	(177)	(13)	(165)	217
Income Applicable to Common Stockholders	$18,923	$6,499	$92,598	$21,426
Income Applicable to Common Stock, per share
Basic	$0.28	$0.10	$1.39	$0.32
Diluted	$0.27	$0.09	$1.35	$0.31
Income from continuing operations per share of common stock, after preferred dividends and noncontrolling interests
Basic	$0.28	$0.10	$1.39	$0.31
Diluted	$0.27	$0.09	$1.35	$0.30
Income from discontinued operations per share of common stock
Basic	$—	$—	$—	$0.01
Diluted	$—	$—	$—	$0.01
Weighted Average Number of Shares of Common Stock Outstanding
Basic	66,730,583	66,484,962	66,688,962	66,445,705
Diluted	69,072,676	69,069,659	68,753,532	69,053,302
Dividends Declared per Share of Common Stock	$0.12	$0.12	$0.24	$0.36

Consolidated Balance Sheets
($ in thousands, except share data)
	September 30, 2016
	(Unaudited)	December 31, 2015
Assets
Real estate securities, available-for-sale	$3,430	$59,034
Real estate securities, available-for-sale - pledged as collateral	663,559	105,963
Real estate related and other loans, held-for-sale, net	52,874	149,198
Subprime mortgage loans subject to call option	353,347	380,806
Investments in real estate, net of accumulated depreciation	227,327	227,907
Intangibles, net of accumulated amortization	67,738	74,472
Other investments	21,724	20,595
Cash and cash equivalents	134,289	45,651
Restricted cash	6,725	4,469
Receivables from brokers, dealers and clearing organizations	858,233	361,341
Receivables and other assets	47,693	38,546
Total Assets	$2,436,939	$1,467,982

Liabilities and Equity
Liabilities
CDO bonds payable	$—	$92,933
Other bonds and notes payable	—	16,162
Repurchase agreements	831,741	418,458
Credit facilities and obligations under capital leases	114,697	11,258
Financing of subprime mortgage loans subject to call option	353,347	380,806
Junior subordinated notes payable	51,219	51,225
Dividends payable	—	8,929
Membership deposit liabilities	87,539	83,210
Payables to brokers, dealers and clearing organizations	663,456	105,940
Accounts payable, accrued expenses and other liabilities	77,292	88,939
Total Liabilities	$2,179,291	$1,257,860

Commitments and contingencies

Equity
Preferred stock, $0.01 par value, 100,000,000 shares authorized, 1,347,321 shares of 9.75% Series B Cumulative Redeemable Preferred Stock, 496,000 shares of 8.05% Series C Cumulative Redeemable Preferred Stock, and 620,000 shares of 8.375% Series D Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, issued and outstanding as of September 30, 2016 and December 31, 2015	$61,583	$61,583
Common stock, $0.01 par value, 1,000,000,000 shares authorized, 66,734,136 and 66,654,598 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	667	667
Additional paid-in capital	3,172,721	3,172,370
Accumulated deficit	(2,980,016)	(3,057,538)
Accumulated other comprehensive income	2,785	33,297
Total Newcastle Stockholders’ Equity	257,740	210,379
Noncontrolling interests	(92)	(257)
Total Equity	$257,648	$210,122

Total Liabilities and Equity	$2,436,939	$1,467,982

Reconciliation of Core Earnings
($ in thousands)
	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Three Months Ended June 30, 2016
Income applicable to common stockholders	$18,923	$6,499	$1,651
Add (Deduct):
Impairment	611	3,460	645
Other loss (income)(A)	(6,725)	(10,458)	1,322
Depreciation and amortization(B)	9,259	9,791	9,029
Acquisition, restructuring and spin-off related expenses(C)	1,093	1,131	1,246
Core Earnings	$23,161	$10,423	$13,893

(A)
Net of $0.4 million, $0.3 million and $0.4 million related to other income from an equity method investment during the three months ended September 30, 2016, September 30, 2015 and June 30, 2016, respectively. Net of $1.2 million of provision for income taxes relating to the gain on extinguishment of debt during the three months ended September 30, 2015.

(B)
Including depreciation and amortization of $6.7 million, accretion of membership deposit liabilities of $1.4 million and amortization of favorable or unfavorable leasehold intangibles of $1.1 million in the three months ended September 30, 2016.  Including depreciation and amortization of $7.1 million, accretion of membership deposit liabilities of $1.5 million and amortization of favorable or unfavorable leasehold intangibles of $1.2 million in the three months ended September 30, 2015. Including depreciation and amortization of $6.5 million, accretion of membership deposit liabilities of $1.4 million and amortization of favorable or unfavorable leasehold intangibles of $1.1 million in the three months ended June 30, 2016. The accretion of membership deposit liabilities was recorded to interest expense and the amortization of favorable or unfavorable leasehold intangibles was recorded to operating expenses - golf.

(C)
Including acquisition and transaction expenses of $1.1 million during the three months ended September 30, 2016. Including acquisition and transaction expenses of $1.0 million and restructuring expenses of $0.1 million during the three months ended September 30, 2015. Including acquisition and transaction expenses of $1.2 million during the three months ended June 30, 2016. The acquisition and transaction costs were recorded to general and administrative expense and restructuring expenses were recorded to operating expenses - golf.

CORE EARNINGS
The following primary variables impact our operating performance: (i) the current yield earned on our investments that are not included in non-recourse financing structures (i.e., unlevered investments, including investments in equity method investees and investments subject to recourse debt), (ii) the net yield we earn from our non-recourse financing structures, (iii) the interest expense and dividends incurred under our recourse debt and preferred stock, (iv) the net operating income on our real estate and golf investments, (v) our operating expenses and (vi) our realized and unrealized gains or losses, net of related provision for income taxes, including any impairment, on our investments, derivatives and debt obligations. Core earnings is a non-GAAP measure of our operating performance excluding the sixth variable listed above. Core earnings also excludes depreciation and amortization charges, including the accretion of membership deposit liabilities and the impact of the application of acquisition accounting, acquisition and spin-off related expenses and restructuring expenses. Core earnings is used by management to evaluate our performance without taking into account gains and losses, net of related provision for income taxes, which, although they represent a part of our recurring operations, are subject to significant variability and are only a potential indicator of future performance. These adjustments to our income applicable to common stockholders are not indicative of the performance of the assets that form the core of our activity.

Management utilizes core earnings as a measure in its decision-making process relating to the underlying fundamental operations of our investments, as well as the allocation of resources between those investments, and management also relies on core earnings as an indicator of the results of such decisions.  As such, core earnings is not intended to reflect all of our activity and should be considered as only one of the factors in assessing our performance, along with GAAP net income, which is inclusive of all of our activities.  Management also believes that the exclusion from core earnings of the items specified above allows investors and analysts to readily identify and track the operating performance of the assets that form the core of our activity, assists in comparing the core operating results between periods, and enables investors to evaluate our current core performance using the same measure that management uses to operate the business.

Core earnings does not represent an alternative to net income as an indicator of our operating performance or as an alternative to cash flows from operating activities as a measure of our liquidity, and is not indicative of cash available to fund cash needs. Our calculation of core earnings may be different from the calculation used by other companies and, therefore, comparability may be limited.

Reconciliation of AFFO
($ in thousands)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Three Months Ended June 30, 2016
Income applicable to common stockholders	$18,923	$6,499	$1,651
Add:
Depreciation and amortization(A)	9,259	9,791	9,029
AFFO	$28,182	$16,290	$10,680

(A)
Including depreciation and amortization of $6.7 million, accretion of membership deposit liabilities of $1.4 million and amortization of favorable or unfavorable leasehold intangibles of $1.1 million in the three months ended September 30, 2016.  Including depreciation and amortization of $7.1 million, accretion of membership deposit liabilities of $1.5 million and amortization of favorable or unfavorable leasehold intangibles of $1.2 million in the three months ended September 30, 2015. Including depreciation and amortization of $6.5 million, accretion of membership deposit liabilities of $1.4 million and amortization of favorable or unfavorable leasehold intangibles of $1.1 million in the three months ended June 30, 2016. The accretion of membership deposit liabilities was recorded to interest expense and the amortization of favorable or unfavorable leasehold intangibles was recorded to operating expenses - golf.

ADJUSTED FUNDS FROM OPERATIONS
We define AFFO as net income applicable to common stockholders plus depreciation and amortization, including accretion of membership deposit liabilities and amortization of favorable or unfavorable leasehold intangibles. We believe AFFO provides useful information to investors regarding our performance, because it provides a measure of operating performance without regard to depreciation and amortization, which reduce the value of real estate assets over time even though actual real estate values may fluctuate with market conditions, accretion of membership deposit liabilities and amortization of favorable or unfavorable leasehold intangibles. We believe AFFO is useful because it facilitates the evaluation of the performance on our portfolio of assets between periods on a consistent basis.

AFFO does not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income (loss) as an indicator of our operating performance or as an alternative to cash flow as a measure of our liquidity, and it is not necessarily indicative of cash available to fund cash needs. Our calculation of AFFO may be different from the calculation used by other companies and, therefore, comparability may be limited. Our definition of AFFO differs from the definition of FFO established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate‐related depreciation and amortization and the portion of such items related to unconsolidated affiliates.

ABOUT NEWCASTLE
Newcastle focuses on investing in, and actively managing, real estate related assets, including traditional and innovative golf assets. Newcastle conducts its operations to qualify as a REIT for federal income tax purposes. Newcastle is managed by an affiliate of Fortress Investment Group LLC, a global investment management firm.

FORWARD-LOOKING STATEMENTS
Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s ability to open a Drive Shack site in Orlando, Florida in late 2017 or early 2018, and the Company’s pipeline. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond Newcastle’s control. The Company can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.